UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 13, 2023
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KORE Group Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40856	86-3078783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3 Ravinia Drive NE, Suite 500
Atlanta, GA 30346
877- 710-5673
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	KORE	New York Stock Exchange
Warrants to purchase common stock	KORE.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Stock Buyback
On December 13, 2023, KORE Group Holdings, Inc., a Delaware corporation (“KORE” or the “Company”), completed its previously announced repurchase (the “Repurchase”) of 5,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for an aggregate purchase price of approximately $2.9 million from Twilio Inc. (the “Selling Stockholder”) pursuant to the stock repurchase agreement (the “Stock Repurchase Agreement”), dated as of December 11, 2023, by and between the Company and the Selling Stockholder. The repurchased shares will be held in treasury.

Investment Agreement
As previously disclosed, on November 9, 2023, the Company entered into an Investment Agreement (the “Investment Agreement”) with Searchlight IV KOR, L.P., a Delaware limited partnership (the “Purchaser”), whereby, on the terms and subject to the conditions set forth in the Investment Agreement, from and after November 15, 2023 (the “First Closing”) until the date that is six months following the First Closing, the Company has the option, exercisable once during such period, to issue and sell to the Purchaser for an aggregate purchase price of up to $20 million, additional shares of Series A-1 Preferred Stock of the Company, par value of $0.0001 per share (the “Series A-1 Preferred Stock”) and additional warrants to purchase shares of Common Stock, the proceeds of which may be used by the Company solely to repurchase shares of Common Stock from a stockholder (excluding any directors, executive officers and certain affiliates of the Company) in an amount not to exceed 10 million shares of Common Stock.

On December 13, 2023 (the “Second Closing”), in order to fund the Repurchase, the Company issued and sold to the Purchaser (i) an additional 2,857 shares of Series A-1 Preferred Stock, at a price per share of $1,000, and (ii) a warrant (the “Additional Warrant”) to purchase an additional 224,711 shares of Common Stock, with an exercise price of $0.01 per share (as may be adjusted in accordance with the Warrant) in a private placement for an aggregate purchase price of approximately $2.9 million. Following the completion of the Second Closing and the Repurchase, the Company has 82,380,381 shares of Common Stock issued and outstanding as of December 13, 2023.

At the Second Closing, the Company (i) amended the form of warrant in the Investment Agreement (the “Amendment”) and (ii) amended and restated the Warrant (the “Amended and Restated Original Warrant” and together with the Additional Warrant, the “Warrants”), dated as of November 15, 2023, by and among the Company and the Purchaser, in each case, to prohibit the issuance by the Company of shares of Common Stock upon the conversion of the each of the Warrants in an amount that would exceed 19.9% of the total outstanding shares of Common Stock or more than 19.9% of the total voting power of the Company’s securities, in each case, immediately preceding November 9, 2023, unless the Company has obtained the approval of its stockholders (“Stockholder Approval”) as required by the applicable rules of The New York Stock Exchange for issuances of shares of Common Stock in excess of such amount. In addition, the Company entered into a voting agreement (the “Voting Agreements”) with certain entities affiliated with Abry Partners (collectively, “ABRY”), pursuant to which, ABRY has agreed to vote its shares of Common stock in favor of any Company proposals to stockholders to obtain the Stockholder Approval.

The foregoing description of the Stock Repurchase Agreement, Investment Agreement, the Series A-1 Preferred Stock, the Additional Warrant, the Amended and Restated Original Warrant and the Voting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Stock Repurchase Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on December 12, 2023, and is incorporated herein by reference, the Investment Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on November 9, 2023, and is incorporated herein by reference, the Certificate of Designation relating to the Series A-1 Preferred Stock, which was filed as Exhibit 3.1 to the Current Report on Form 8-K filed by the Company with the SEC on November 15, 2023, and is incorporated herein by reference, and the Additional Warrant, the Amended and Restated Original Warrant, the Amendment and the Voting Agreement, which are filed as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 above is incorporated by reference into this Item 3.02. All of the shares of Series A-1 Preferred Stock and the Warrant issued at the Second Closing and the shares of Common Stock issuable upon exercise of the Warrants were offered and sold by the Company pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1	Warrant, dated as of December 13, 2023
4.2	Amended and Restated Warrant, dated as of December 13, 2023
10.1	Amendment to Investment Agreement, dated as of December 13, 2023, by and between the Company and Purchaser
10.2	Voting Agreement, dated as of November 13, 2023, by and between the Company and Abry
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE Group Holdings, Inc.

Date: December 13, 2023	By:	/s/ Jack W. Kennedy Jr.
	Name:	Jack W. Kennedy Jr.
	Title:	Executive Vice President, Chief Legal Officer & Secretary